Exhibit 99.1

Company Presentation

ALIS Conference January 2012

Safe Harbor

In keeping with the SEC’s “Safe Harbor” guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.

This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Ashford Overview

• Ashford Highlights

• High-quality, Focused Portfolio

• Attractive Industry Fundamentals

• Consistent Earnings Growth / Outperformance

• Attractive, Well-covered Dividend

• Highland Operational Update

• High Insider Ownership

Ashford Highlights

Portfolio Statistics*

Total Enterprise Value $4.0 B

Total Gross Assets $4.9 B

Peer Comparison 2nd Largest

# of Hotels 124

# of Owned Rooms 26,140

# of Property Managers 6

$ ADR $131.02

$ RevPAR $96.10

RevPAR Growth % 6.4%

Financial Statistics*

Recent Share Price $8.40 (1/18/12)

# Fully Diluted Shares 84.3 M

Leverage Ratio 59.4%

Debt Wtd. Avg. Maturity 4.1 Years

Debt Wtd. Avg. Cost 3.20%

Quarterly Dividend $0.11

Dividend Yield 5.2%

TTM AFFO per Share $1.86

Cash on Hand $180.9 M

High –Quality Portfolio

Capital Hilton

Renaissance Palm Springs

Hyatt Regency Coral Gables

Marriott DFW Airport

Renaissance Tampa

Marriott Plaza San Antonio

Embassy Suites Las Vegas

Hilton Tampa Westshore

Embassy Suites Portland

Marriott Bridgewater

Courtyard Seattle Downtown

Ritz-Carlton Atlanta

Marriott Seattle Waterfront

Renaissance Portsmouth

Embassy Suites Silicon Valley

High –Quality Portfolio

Hilton Parsippany

Hilton La Jolla Torrey Pines

The Melrose – D.C.

Courtyard SF Downtown

Hyatt Regency Wind Watch

Marriott Suites Market Center

Boston Back Bay Hilton

Marriott Legacy Center

Renaissance Nashville

Marriott Sugar Land

Hyatt Regency Savannah

Hilton Costa Mesa

Westin Princeton

Courtyard Philadelphia

The Silversmith – Chicago

Focused Portfolio

MSA*

11%

16%

73%

Top 25

Top 50

Other

Chain Scale*

3%1%

38%

58%

Luxury

Upper Upscale

Upscale

Upper Midscale

Brand Family*

30%

5%

4%

3%

32%

53%

Marriot

Hilton

Hyatt

Starwood

International

Independent

Demand Mix

4%

25%

16%

55%

Transient-Corporate

Group

Transient-Leisure

Contract

* %’s based on TTM Q3 2011 EBITDA

Hotel EBITDA Margin Change Comparison

HOTEL EBITDA MARGIN Y-O-Y CHANGE (BPS)

(Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB & SHO)

300

200

100

-

(100)

(200)

(300)

(400)

(500)

(600)

78

114

(106)

(58)

(487)

(406)

53

86

153

201

2007

2008

2009

2010

YTD Q3 2011

Peer Avg

AHT

Hotel EBITDA Flows Comparison

HOTEL EBITDA FLOWS

(Peers include: BEE, DRH, FCH, HST, HT, LHO, PEB & SHO)

120%

100%

80%

60$

40%

20%

0%

39$

51%

8%

37%

49%

53%

41%

104%

49%

64%

2007

2008

2009

2010

YTD Q3 2011

Peer Avg

AHT

Attractive Industry Fundamentals

• Real RevPAR is cyclical—it appears that it is relatively early in the up-cycle

Trailing 3-Mo Avg Seasonally-Adjusted Real RevPAR (2011 $’s)

$74.00

$72.00

$70.00

$68.00

$66.00

$64.00

$62.00

$60.00

$58.00

$56.00

$54.00

Jan 87

Jan 88

Jan 89

Jan 90

Jan 91

Jan 92

Jan 93

Jan 94

Jan 95

Jan 96

Jan 97

Jan 98

Jan 99

Jan 00

Jan 01

Jan 02

Jan 03

Jan 04

Jan 05

Jan 06

Jan 07

Jan 08

Jan 09

Jan 10

Jan 11

Source: Smith Travel Research (non-seasonally adjusted nominal monthly figures)

Attractive Industry Fundamentals

• RevPAR growth has remained consistently high despite economic uncertainties

Trainling 28-Day U.S. RevPAR % Change

12.0%

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

1/1/2011

1/29/2011

2/26/2011

3/26/2011

4/23/2011

5/21/2011

6/18/2011

7/16/2011

8/13/2011

9/10/2011

10/8/2011

11/5/2011

12/3/2011

12/31/2011

Week Ended

Source: Smith Travel Research

Consistent Earnings Growth

Ashford’s Historical AFFO per Share

$2.00

$1.80

$1.60

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$-

$-

$0.41

$0.96

$1.13

$1.28

$1.31

$1.12

$1.50

$1.86

2003

2004

2005

2006

2007

2008

2009

2010

3Q 2011 TTM

Earnings Outperformance

TTM AFFO Per Share (2007Q2 = 100%)

Peers Include: BEE, DRH, FCH, HST, HT, LHO, SHO

160%

140%

120%

100%

80%

60%

40%

20%

0%

+48%

-68%

2007Q2

2007Q3

2007Q4

2008Q1

2008Q2

2008Q3

2008Q4

2009Q1

2009Q2

2009Q3

2009Q4

2010Q1

2010Q2

2010Q3

2010Q4

2011Q1

2011Q2

2011Q3

Ashford

Peer Average

Source: SNL & Company Filings

Attractive Dividend Yield & Coverage

• Ashford’s dividend yield AND dividend coverage exceed the peer average

Ashford recently announced a 10% dividend increase for 2012

7.0

6.0

5.0

4.0

3.0

2.0

1.0

-

5.9%

1.4x

5.2%

4.7x

4.9%

1.2x

4.6%

1.2x

4.6%

1.5x

3.1%

1.9x

2.4%

2.3x

2.4%

1.6x

1.7%

3.5x

1.3%

5.3x

CLDT

AHT

CHSP

HT

DRH

Peer Avg

PEB

LHO

HST

BEE

FCH

SHO

Dividend Yield (as of 1/18/12)

TTM AFFO per Share Dividend Coverage

Recent Balance Sheet Activity

• Entered into new $105m senior credit facility

Replaced credit facility scheduled to mature in April 2012

Three years with a one-year extension option

Potential upsize to $150m

Similar covenants as previous credit facility

L + 275 to 350 bps

Currently undrawn

• Successfully restructured $203.4m mortgage loan that was scheduled to mature in December 2011

New maturity of March 2014 with a one-year extension option

L + 450 bps

Paydown of only $25m to $178.4m

85% of excess cash will be used to pay down the loan

• Currently in negotiations with special servicer to restructure and extend the $167m mortgage loan scheduled to mature in May 2012, and also in discussions with lenders to refinance

• All other 2012-2014 maturities, with the exception of the small Hilton El Conquistador loan of $20m, have TTM debt yields of 10.2%-15.6%

Highland Operational Update

GOP Margin Change BPS

GOP Flow

1st Quarter

2nd Quarter

3rd Quarter

<95>

Pre-Ashford

8.8%

Pre-Ashford

218

Post-Ashford

94.6%

Post-Ashford

280

Post-Ashford

78.6%

Post-Ashford

Highland Operational Update

• Highland NOI is exceeding expectations, currently at 88% of first 12 months underwriting growth in only six months’ time

Highland Portfolio Net Operating Income

$88

$86

$84

$82

$80

$78

$76

$74

$79

$82

$86

$87

Mar 2011 TTM

Jun 2011 TTM

Seq 2011 TTM

Underwriting for Mar 2012 TTM

NOI $ (in millions)

Highland Operational Update

• If Highland’s EBITDA was the same % of its peak level as our legacy portfolio, its EBITDA would be almost $10 million higher

• This would equate to about an additional $1.40 in share price at a 12x EBITDA multiple

% of Peak EBITDA Comparison

100%

95%

90%

85%

80%

75%

70%

65%

60%

700bps Opportunity

2007

2008

2009

2010

TTM Q3 2011

Legacy

Highland

Most Highly-Aligned Management Team

Insider Ownership %

20%

18%

16%

14%

12%

10%

8%

6%

4%

2%

0%

19%

16%

6%

4%

3%

3%

2%

2%

1%

1%

1%

1%

AHT

HT

CLDT

INN

FCH

HST

PEB

CHSP

DRH

SHO

BEE

LHO

Source: 2011 Proxy Filings

Ashford Overview

• Ashford Highlights

• High-quality, Focused Portfolio

• Attractive Industry Fundamentals

• Consistent Earnings Growth / Outperformance

• Attractive, Well-covered Dividend

• Highland Operational Update

• High Insider Ownership

Company Presentation

ALIS Conference January 2012